EXHIBIT R.2.




           THE TRAVELERS VARIABLE LIFE INSURANCE SEPARATE ACCOUNT ONE


                                POWER OF ATTORNEY
                                -----------------


         KNOW ALL MEN BY THESE PRESENTS:


         That I, WILLIAM P. KRIVOSHIK of Wilton, Connecticut, Director, Senior Vice President and Chief Information Officer of The Travelers Life and Annuity Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST
J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-6 or other appropriate form under the Securities Act of 1933 and the Investment Company Act of 1940 for The Travelers Variable Life Insurance Separate Account One, a separate account of the Company dedicated specifically to the funding of variable life contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

         IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of March, 2005.


                                       /s/ William P. Krivoshik
                                       -----------------------------------------
                                       Director, Senior Vice President and Chief
                                       Information Officer
                                       The Travelers Life and Annuity Company


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           THE TRAVELERS VARIABLE LIFE INSURANCE SEPARATE ACCOUNT ONE


                                POWER OF ATTORNEY
                                -----------------



         KNOW ALL MEN BY THESE PRESENTS:


         That I, EDWARD W. CASSIDY of South Windsor, Connecticut, Director, and Executive Vice President of The Travelers Life and Annuity Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-6 or other appropriate form under the Securities Act of 1933 and the Investment Company Act of 1940 for The Travelers Variable Life Insurance Separate Account One, a separate account of the Company dedicated specifically to the funding of variable life contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

         IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of March, 2005.


                                       /s/ Edward W. Cassidy
                                       -----------------------------------------
                                       Director, and Executive Vice President
                                       The Travelers Life and Annuity Company